CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3 - DEVELOPMENT AND OPTION AGREEMENT
THIS AMENDMENT NO. 3 – DEVELOPMENT AND OPTION AGREEMENT (the “Amendment No. 3”) is made as of October 30, 2014 (the “Amendment No. 3 Effective Date”), by and between ALTUS FORMULATION INC., a Quebec company, having its principal place of business at 17800 Rue Lapointe, Mirabel Quebec J7J 1P3, Canada (“Altus”), and ZOGENIX, INC., a Delaware corporation, having its principal place of business at 12400 High Bluff Drive, Suite 650, San Diego, CA 92130 USA (“Zogenix”). Each of Altus and Zogenix are sometimes referred to herein individually as a “Party” and together as the “Parties”.
WHEREAS, the Parties entered into a Development and Option Agreement dated as of November 1, 2013 (the “Agreement”), regarding their collaboration on the development of certain licensed products;
WHEREAS, the Parties previously amended the terms of the Agreement pursuant to that certain Amendment No. 1 dated March 10, 2014 (“Amendment No. 1”) and that certain Amendment No. 2 dated September 15, 2014 (“Amendment No. 2”); and
WHEREAS, the Parties wish to amend certain terms of the Agreement pursuant to Section 10.4 thereof, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for good and valuable consideration, the Parties hereby agree as follows:
1.DEFINITIONS. Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

2.	PURCHASE OF [***].
2.1    Payment by Zogenix. Within three (3) business days of the Amendment No. 3 Effective Date, Zogenix shall make a non-refundable payment to Altus of US$[***] (“[***] Payment”), to be used by Altus solely to purchase [***] with the specifications set forth on Attachment A hereto (the “[***]”), to advance the research and development studies of the Agreement.
2.2    Credit Against Zogenix Milestone Payment. The Parties agree that the [***] Payment shall be credited against the US$[***] milestone payment to be made by Zogenix to Altus upon [***] (specifically, [***] of Exhibit C – License Terms of the Agreement) (“[***]”), and that the amount payable upon [***] shall be US$[***]. The Parties confirm that Zogenix previously paid Altus $[***] pursuant to Amendment No. 1 and that such payment was credited against the [***]. For clarification, the Parties confirm that the reduction of the amount payable upon the achievement of the [***] is the sole consideration for the payment contemplated in Section 2.1 above, and that in the event that Zogenix does not exercise the Option or that the [***] is not achieved no other consideration shall be provided and Zogenix shall have no other claim, right or recourse of any nature, including specifically with respect to the [***].
2.3    Ownership. Nothing in this Amendment No. 3 shall provide Zogenix with any ownership interest or title to the [***], nor any security right or interest with respect thereto.

3.	CANADIAN RIGHTS
3.1    Negotiation with Paladin. Altus agrees to use commercially reasonable efforts to negotiate with Paladin Labs, Inc. (“Paladin”) a license under the Altus Know-How and Altus Patents for the Licensed Product in Canada if Daravita Limited (“Daravita”) amends that certain License and Distribution Agreement dated May 12, 2011 between Daravita and Paladin (“Daravita-Paladin Agreement”) to obligate Paladin to use commercially reasonable efforts to negotiate a license with Altus. For clarity, if either Altus or Paladin fails to agree to use such commercially reasonable efforts, then the other shall have no obligation to do so.

4.	MISCELLANEOUS.
4.1    Entire Agreement. Amendment No, 1, Amendment No. 2, this Amendment No. 3 and the Agreement shall constitute the entire agreement between the parties on the subject matter hereof and shall supersede all other written or oral communication, proposals, drafts, amendments, agreements and representations between the Parties hereto with respect to the subject matter hereof.
4.2    No Other Changes. Except as expressly amended herein, all other provisions of the Agreement remain unchanged and in full force and effect.
4.3    Conflict. In the event of a conflict between the provisions of the Agreement and this Amendment No. 3, the terms of this Amendment No. 3 shall prevail.
4.4    Counterparts. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment No. 3 may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 3 as of the Amendment No. 3 Effective Date.

Zogenix, Inc.	Altus Formulation Inc.
By: /s/ Stephen J. Farr Name: Stephen J. Farr Title: President	By: /s/ Damon Smith Name: Damon Smith Title: CEO

Attachment A
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SD\1565768.1